UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2017

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2017

MFS® EMERGING MARKETS DEBT FUND

EMD-ANN

MFS® EMERGING MARKETS DEBT FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation as wage growth remains muted. Europe has benefited from diminishing event risks as establishment candidates won both the Dutch and French elections, averting fears of creeping populism. Emerging market economies are experiencing a more tepid recovery amid concerns that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

September 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	49.5%
Other Government Entity-Emerging Markets Quasi Government	24.0%
Emerging Markets Corporate Bonds	16.4%
Government Securities Hedge (t)	1.8%
Supranational	0.3%
Sovereign Developed Markets	0.2%
Emerging Markets Equity (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	(0.4)%
A	7.8%
BBB	30.4%
BB	25.5%
B	21.9%
CCC	3.0%
CC	0.7%
U.S. Government	0.2%
Not Rated	3.1%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	8.9%
Other	(1.1)%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	10.3 yrs.

Issuer country weightings (i)(x)
United States (includes Cash & Cash Equivalents and Other)	10.5%
Mexico	9.8%
Indonesia	8.9%
Turkey	6.3%
Russia	6.3%
India	5.5%
Argentina	5.4%
Ukraine	5.0%
Peru	4.5%
Other Countries	37.8%

Portfolio Composition – continued

Currency exposure weightings (i)(y)
United States Dollar (includes Cash & Cash Equivalents and Other)	92.0%
Mexican Peso	1.8%
Peruvian Sol	1.6%
Indian Rupee	1.5%
Czech Koruna	0.8%
Euro	0.7%
Turkish Lira	0.7%
Indonesian Rupiah	0.6%
South Korean Won	(0.4)%
Other Currencies	0.7%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Portfolio Composition – continued

(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts, an option on a futures contract, and a U.S. Treasury Bond with a bond equivalent exposure of 1.8%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of July 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2017, Class A shares of the MFS Emerging Markets Debt Fund (“fund”) provided a total return of 4.59%, at net asset value. This compares with a return of 4.59% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

For the first time in many years, markets are experiencing synchronized global economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by some larger economies (i.e., Brazil and Russia) emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher (though within moderate bounds). While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set on announcing quantitative easing tapering in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted (along with central banks) by the decline in fears of a populist wave in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Midway through the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Management Review – continued

Factors Affecting Performance

Favorable security selection in both Brazilian government and Russian sovereign-issued bonds were primary contributors to performance relative to the JPMorgan Emerging Markets Bond Index Global. The fund’s lesser relative exposure to Chinese bonds, and not holding a position in Philippine bonds, further contributed to relative performance. Additionally, the fund’s shorter duration (d) stance was also a primary factor supporting relative returns as interest rates generally rose throughout the reporting period.

The combination of a lesser exposure and bond selection within Mexican-issued bonds weighed on relative returns. The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when bond markets generally rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has a smaller cash position.

Respectfully,

Portfolio Manager(s)
Ward Brown and Matt Ryan

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	4.59%	3.80%	6.80%	N/A
B	5/31/02	3.74%	3.01%	6.01%	N/A
C	5/31/02	3.74%	3.01%	6.00%	N/A
I	3/17/98	4.78%	4.04%	7.04%	N/A
R1	12/01/08	3.74%	3.01%	N/A	8.96%
R2	12/01/08	4.33%	3.54%	N/A	9.50%
R3	12/01/08	4.59%	3.80%	N/A	9.78%
R4	12/01/08	4.85%	4.06%	N/A	10.05%
R6 (formerly Class R5)	5/01/06	4.87%	4.15%	7.07%	N/A
Comparative benchmark(s)
JPMorgan Emerging Markets Bond Index Global (f)		4.59%	4.51%	7.46%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.14%	2.90%	6.34%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.26)%	2.67%	6.01%	N/A
C With CDSC (1% for 12 months) (v)		2.74%	3.01%	6.00%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2017 through July 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2017 through July 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/17	Ending Account Value 7/31/17	Expenses Paid During Period (p) 2/01/17-7/31/17
A	Actual	1.09%	$1,000.00	$1,051.84	$5.55
	Hypothetical (h)	1.09%	$1,000.00	$1,019.39	$5.46
B	Actual	1.85%	$1,000.00	$1,047.82	$9.39
	Hypothetical (h)	1.85%	$1,000.00	$1,015.62	$9.25
C	Actual	1.85%	$1,000.00	$1,047.86	$9.39
	Hypothetical (h)	1.85%	$1,000.00	$1,015.62	$9.25
I	Actual	0.85%	$1,000.00	$1,053.23	$4.33
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R1	Actual	1.85%	$1,000.00	$1,047.82	$9.39
	Hypothetical (h)	1.85%	$1,000.00	$1,015.62	$9.25
R2	Actual	1.35%	$1,000.00	$1,051.13	$6.87
	Hypothetical (h)	1.35%	$1,000.00	$1,018.10	$6.76
R3	Actual	1.11%	$1,000.00	$1,052.54	$5.65
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56
R4	Actual	0.85%	$1,000.00	$1,053.12	$4.33
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R6	Actual	0.76%	$1,000.00	$1,053.64	$3.87
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

7/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 89.9%
Issuer	Shares/Par	Value ($)
Angola - 0.2%
Republic of Angola, 9.5%, 11/12/2025	$8,327,000	$8,865,327

Argentina - 5.3%
Aeropuertos Argentina 2000 S.A., 6.875%, 2/01/2027 (n)	$8,770,000	$9,120,800
Aeropuertos Argentina 2000 S.A., 6.875%, 2/01/2027	789,000	820,560
Genneia S.A., 8.75%, 1/20/2022 (n)	8,645,000	9,128,428
Genneia S.A., 8.75%, 1/20/2022	2,295,000	2,423,336
Province of Cordoba, 7.125%, 6/10/2021 (n)	5,323,000	5,563,121
Province of Cordoba, 7.125%, 6/10/2021	150,000	156,767
Province of Cordoba, 7.45%, 9/01/2024 (n)	6,102,000	6,335,646
Province of Cordoba, 7.125%, 8/01/2027 (n)	20,268,000	19,782,987
Province of Santa Fe, 7%, 3/23/2023 (n)	14,678,000	15,082,672
Province of Santa Fe, 6.9%, 11/01/2027 (n)	12,424,000	12,172,166
Province of Santa Fe, 6.9%, 11/01/2027	5,966,000	5,845,069
Republic of Argentina, 6.25%, 4/22/2019	13,406,000	14,136,627
Republic of Argentina, 6.875%, 4/22/2021	21,057,000	22,667,861
Republic of Argentina, 5.625%, 1/26/2022	36,562,000	37,476,050
Republic of Argentina, 7.5%, 4/22/2026	17,914,000	19,284,421
Republic of Argentina, 6.875%, 1/26/2027	39,249,000	40,347,972
Republic of Argentina, 7.125%, 7/06/2036	47,591,000	46,996,113
Republic of Argentina, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	35,911,000	23,324,195
Republic of Argentina, 7.125%, 6/28/2117 (n)	13,907,000	12,627,556
Stoneway Capital Corp., 10%, 3/01/2027 (n)	13,784,000	14,473,200

		$317,765,547
Azerbaijan - 1.5%
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	$45,650,000	$50,192,175
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023	6,000,000	5,917,560
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030	33,943,000	36,121,326

		$92,231,061
Barbados - 0.3%
Columbus International, Inc., 7.375%, 3/30/2021 (n)	$12,949,000	$13,823,058
Columbus International, Inc., 7.375%, 3/30/2021	1,500,000	1,601,250

		$15,424,308

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Bermuda - 0.2%
Government of Bermuda, 4.854%, 2/06/2024		$6,104,000	$6,640,114
Government of Bermuda, 3.717%, 1/25/2027 (n)		6,447,000	6,502,895

			$13,143,009
Brazil - 4.0%
Banco Nacional de Desenvolvimento Economico e Social, 4.75%, 5/09/2024 (n)		$6,153,000	$6,076,088
Banco Nacional de Desenvolvimento Economico e Social, 4.75%, 5/09/2024		11,669,000	11,523,138
ESAL GmbH, 6.25%, 2/05/2023		11,033,000	10,302,064
Federative Republic of Brazil, 7.125%, 1/20/2037		19,721,000	22,925,663
Federative Republic of Brazil, 5.625%, 1/07/2041		21,390,000	21,026,370
JBS Investments GmbH, 7.25%, 4/03/2024		6,333,000	6,158,843
JSL Europe S.A., 7.75%, 7/26/2024 (n)		13,074,000	13,065,829
Marb Bondco PLC, 7%, 3/15/2024 (n)		14,330,000	14,198,164
Nota do Tesouro Nacional, 6%, 8/15/2022	BRL	27,186,059	9,162,323
Nota do Tesouro Nacional, 10%, 1/01/2023	BRL	26,031,000	8,466,694
Odebrecht Offshore Drilling Finance Ltd., 6.625%, 10/01/2022 (a)(d)(n)		$5,035,793	1,775,117
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (a)(d)(n)		4,891,114	1,726,563
Petrobras Global Finance B.V., 8.375%, 5/23/2021		40,190,000	45,213,750
Petrobras Global Finance B.V., 6.125%, 1/17/2022		8,644,000	9,083,980
Petrobras Global Finance B.V., 4.375%, 5/20/2023		7,536,000	7,300,500
Petrobras Global Finance B.V., 7.375%, 1/17/2027		15,973,000	17,290,773
Petrobras International Finance Co., 6.75%, 1/27/2041		9,210,000	8,841,600
Raizen Fuels Finance S.A., 5.3%, 1/20/2027 (n)		8,312,000	8,540,580
Rumo Logistica Operadora Multimodal S.A., 7.375%, 2/09/2024		5,281,000	5,491,712
Rumo Luxembourg Sarl, “A”, 7.375%, 2/09/2024 (n)		8,587,000	8,929,621
TerraForm Global Operating LLC, 9.75%, 8/15/2022 (n)		3,285,000	3,654,563

			$240,753,935
Bulgaria - 0.2%
Republic of Bulgaria, 3.125%, 3/26/2035	EUR	8,154,000	$10,004,646

Chile - 2.9%
Empresa de Transporte de Pasajeros Metro S.A., 5%, 1/25/2047 (n)		$12,436,000	$13,493,309
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026		10,851,000	11,201,836
Empresa Nacional del Petroleo, 4.75%, 12/06/2021		2,567,000	2,733,855
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)		4,635,000	4,843,056

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chile - continued
Empresa Nacional del Petroleo, 4.375%, 10/30/2024	$7,733,000	$8,080,118
Empresa Nacional del Petroleo, 3.75%, 8/05/2026 (n)	13,941,000	13,871,295
Enel Americas S.A., 4%, 10/25/2026	10,016,000	10,091,120
Engie Energia Chile S.A., 5.625%, 1/15/2021	8,966,000	9,820,854
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)	12,872,000	13,465,043
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	13,850,000	14,282,813
GNL Quintero S.A., 4.634%, 7/31/2029	20,665,000	21,310,781
Republic of Chile, 3.86%, 6/21/2047	8,527,000	8,603,743
Transelec S.A., 4.625%, 7/26/2023 (n)	9,696,000	10,314,120
Transelec S.A., 4.25%, 1/14/2025 (n)	5,329,000	5,501,283
Transelec S.A., 3.875%, 1/12/2029 (n)	6,336,000	6,207,823
VTR Finance B.V., 6.875%, 1/15/2024	11,925,000	12,715,031
VTR Finance B.V., 6.875%, 1/15/2024 (n)	8,723,000	9,300,899

		$175,836,979
China - 2.6%
Avi Funding Co. Ltd., 3.8%, 9/16/2025 (n)	$9,808,000	$10,064,901
CNOOC Finance (2013) Ltd., 3%, 5/09/2023	7,487,000	7,450,883
CNPC General Capital Ltd., 3.95%, 4/19/2022 (n)	8,481,000	8,930,881
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)	7,113,000	7,249,472
Export-Import Bank of China, 3.625%, 7/31/2024 (n)	7,655,000	7,933,912
Sinopec Capital (2013) Ltd., 3.125%, 4/24/2023	5,474,000	5,484,948
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/2022 (n)	8,253,000	8,656,357
Sinopec Group Overseas Development (2013) Ltd., 4.375%, 10/17/2023	5,604,000	6,000,259
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/2024 (n)	5,961,000	6,363,368
Sinopec Group Overseas Development (2017) Ltd., 3.625%, 4/12/2027 (n)	23,914,000	24,111,314
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/2024 (n)	2,845,000	3,015,673
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027	7,156,000	7,149,756
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027 (n)	55,071,000	55,022,947

		$157,434,671
Colombia - 0.8%
Empresa de Energia de Bogota S.A., 6.125%, 11/10/2021 (n)	$1,049,000	$1,080,995
Empresa de Energia de Bogota S.A., 6.125%, 11/10/2021	2,312,000	2,382,516
Republic of Colombia, 6.125%, 1/18/2041	15,993,000	18,519,894
Republic of Colombia, 5%, 6/15/2045	23,368,000	23,671,784

		$45,655,189

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Costa Rica - 0.2%
Republic of Costa Rica, 7%, 4/04/2044	$5,186,000	$5,432,335
Republic of Costa Rica, 7.158%, 3/12/2045	7,288,000	7,725,280

		$13,157,615
Cote d’Ivoire - 0.7%
Republic of Cote d’Ivoire, 5.75%, 12/31/2032	$24,033,325	$23,557,465
Republic of Cote d’Ivoire, 6.125%, 6/15/2033 (n)	16,993,000	16,640,395

		$40,197,860
Croatia - 0.6%
Hrvatska Elektroprivreda, 5.875%, 10/23/2022 (n)	$5,191,000	$5,681,840
Hrvatska Elektroprivreda, 5.875%, 10/23/2022	5,000,000	5,472,780
Republic of Croatia, 6%, 1/26/2024	4,959,000	5,653,260
Republic of Croatia, 6.625%, 7/14/2020	8,056,000	8,905,908
Republic of Croatia, 6.375%, 3/24/2021	3,250,000	3,619,395
Republic of Croatia, 5.5%, 4/04/2023 (n)	2,972,000	3,298,920
Republic of Croatia, 5.5%, 4/04/2023	400,000	444,000

		$33,076,103
Dominican Republic - 1.7%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029 (n)	$8,034,000	$8,645,387
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029	1,400,000	1,506,540
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)	13,099,000	13,622,960
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023	4,700,000	4,888,000
Dominican Republic, 7.5%, 5/06/2021	10,777,000	11,935,528
Dominican Republic, 5.875%, 4/18/2024 (n)	1,408,000	1,513,600
Dominican Republic, 5.875%, 4/18/2024	6,472,000	6,957,400
Dominican Republic, 5.5%, 1/27/2025 (n)	8,441,000	8,884,153
Dominican Republic, 5.95%, 1/25/2027 (n)	23,551,000	25,169,189
Dominican Republic, 8.625%, 4/20/2027	14,447,000	17,426,694

		$100,549,451
Ecuador - 0.6%
Petroamazonas, 4.625%, 2/16/2020 (n)	$5,772,000	$5,396,243
Republic of Ecuador, 10.75%, 3/28/2022 (n)	1,697,000	1,837,003
Republic of Ecuador, 10.75%, 3/28/2022	10,393,000	11,250,423
Republic of Ecuador, 8.75%, 6/02/2023	4,100,000	4,100,000
Republic of Ecuador, 7.95%, 6/20/2024	8,202,000	7,853,415
Republic of Ecuador, 9.65%, 12/13/2026	5,700,000	5,842,500

		$36,279,584

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Egypt - 0.8%
Arab Republic of Egypt, 6.125%, 1/31/2022 (n)	$19,058,000	$19,656,421
Arab Republic of Egypt, 7.5%, 1/31/2027	16,663,000	17,907,393
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)	11,305,000	12,285,550

		$49,849,364
El Salvador - 0.3%
Republic of El Salvador, 5.875%, 1/30/2025	$3,821,000	$3,453,229
Republic of El Salvador, 6.375%, 1/18/2027	2,025,000	1,832,625
Republic of El Salvador, 8.25%, 4/10/2032	744,000	738,420
Republic of El Salvador, 7.65%, 6/15/2035	10,733,000	9,981,690
Republic of El Salvador, 7.625%, 2/01/2041	4,128,000	3,787,440

		$19,793,404
Gabon - 0.2%
Gabonese Republic, 6.375%, 12/12/2024	$8,486,000	$8,283,354
Gabonese Republic, 6.95%, 6/16/2025	5,201,000	5,174,995

		$13,458,349
Ghana - 0.4%
Republic of Ghana, 10.75%, 10/14/2030	$21,304,000	$26,553,519

Guatemala - 1.2%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	$16,981,000	$18,031,784
Comcel Trust, 6.875%, 2/06/2024 (n)	5,855,000	6,182,880
Energuate Trust, 5.875%, 5/03/2027 (n)	15,065,000	15,516,950
Industrial Senior Trust Co., 5.5%, 11/01/2022 (n)	6,862,000	6,930,620
Industrial Senior Trust Co., 5.5%, 11/01/2022	450,000	454,500
Republic of Guatemala, 4.5%, 5/03/2026 (n)	6,673,000	6,770,559
Republic of Guatemala, 4.375%, 6/05/2027 (n)	16,120,000	16,079,700

		$69,966,993
Honduras - 0.2%
Republic of Honduras, 7.5%, 3/15/2024	$2,572,000	$2,880,691
Republic of Honduras, 6.25%, 1/19/2027 (n)	5,687,000	5,983,179

		$8,863,870
Hungary - 2.7%
Hungarian Development Bank, 6.25%, 10/21/2020	$16,472,000	$18,222,150
Hungarian Development Bank, 6.25%, 10/21/2020 (n)	11,785,000	13,037,156
Hungarian Export-Import Bank PLC, 4%, 1/30/2020	8,648,000	8,947,913
Magyar Export-Import Bank PLC, 5.5%, 2/12/2018 (n)	1,540,000	1,567,988
Magyar Export-Import Bank PLC, 5.5%, 2/12/2018	9,891,000	10,070,759
Magyar Export-Import Bank PLC, 4%, 1/30/2020 (n)	6,399,000	6,620,917
Republic of Hungary, 6.375%, 3/29/2021	15,784,000	17,784,811

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Hungary - continued
Republic of Hungary, 5.375%, 2/21/2023		$30,856,000	$34,591,798
Republic of Hungary, 5.75%, 11/22/2023		35,340,000	40,729,350
Republic of Hungary, 7.625%, 3/29/2041		6,054,000	9,183,640

			$160,756,482
India - 5.5%
Adani Ports and Special Economic Zone Ltd., 4%, 7/30/2027 (n)		$17,484,000	$17,408,714
Adani Transmission Ltd., 4%, 8/03/2026 (n)		12,177,000	12,218,670
Adani Transmission Ltd., 4%, 8/03/2026		5,862,000	5,882,060
Azure Power Energy Ltd., 5.5%, 11/03/2022 (z)		18,192,000	18,201,624
BPRL International Singapore Pte. Ltd., 4.375%, 1/18/2027		14,168,000	14,716,571
Delhi International Airport, 6.125%, 10/31/2026 (n)		20,230,000	21,595,525
Export-Import Bank of India, 4%, 1/14/2023		22,367,000	23,390,223
Export-Import Bank of India, 3.375%, 8/05/2026 (n)		16,136,000	15,789,754
Export-Import Bank of India, 3.375%, 8/05/2026		14,821,000	14,502,971
Government of India, 8.12%, 12/10/2020	INR	1,579,230,000	25,823,538
Government of India, 7.8%, 4/11/2021	INR	1,065,630,000	17,317,155
Government of India, 7.61%, 5/09/2030	INR	3,174,120,000	52,176,766
Greenko Dutch B.V., 8%, 8/01/2019 (n)		$13,107,000	13,631,280
Greenko Dutch B.V., 4.875%, 7/24/2022 (n)		8,859,000	8,851,027
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)		24,399,000	24,374,601
NTPC Ltd., 7.375%, 8/10/2021	INR	10,000,000	158,677
NTPC Ltd., 7.25%, 5/03/2022	INR	870,000,000	13,722,732
NTPC Ltd., 4.375%, 11/26/2024		$8,055,000	8,472,724
NTPC Ltd., 4.25%, 2/26/2026		8,303,000	8,600,438
ONGC Videsh Ltd., 3.75%, 7/27/2026		9,463,000	9,398,046

			$326,233,096
Indonesia - 8.8%
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)		$13,333,000	$13,386,332
Pertamina PT, 6%, 5/03/2042		30,855,000	34,025,907
Pertamina PT, 5.625%, 5/20/2043 (n)		11,274,000	11,948,873
Pertamina PT, 5.625%, 5/20/2043		12,159,000	12,886,850
Pertamina PT, 6.45%, 5/30/2044 (n)		3,692,000	4,297,211
Pertamina PT, 6.45%, 5/30/2044		23,241,000	27,050,781
PT ABM Investama Tbk, 7.125%, 8/01/2022 (z)		11,626,000	11,509,740
PT Pelabuhan Indonesia III, 4.875%, 10/01/2024 (n)		7,976,000	8,494,440
PT Pelabuhan Indonesia III, 4.875%, 10/01/2024		10,753,000	11,451,945
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/2024 (n)		11,337,000	12,247,928
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/2024		6,678,000	7,214,577

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Indonesia - continued
PT Perusahaan Listrik Negara, 5.25%, 10/24/2042		$6,835,000	$6,929,323
Republic of Indonesia, 4.875%, 5/05/2021 (n)		14,049,000	15,099,528
Republic of Indonesia, 3.7%, 1/08/2022 (n)		3,542,000	3,663,143
Republic of Indonesia, 3.75%, 4/25/2022 (n)		9,197,000	9,507,785
Republic of Indonesia, 3.75%, 4/25/2022		5,910,000	6,109,711
Republic of Indonesia, 7%, 5/15/2022	IDR	486,619,000,000	36,887,210
Republic of Indonesia, 3.375%, 4/15/2023 (n)		$247,000	248,702
Republic of Indonesia, 3.375%, 4/15/2023		23,702,000	23,865,354
Republic of Indonesia, 5.375%, 10/17/2023 (n)		16,842,000	18,785,078
Republic of Indonesia, 5.375%, 10/17/2023		7,580,000	8,454,512
Republic of Indonesia, 5.875%, 1/15/2024 (n)		5,968,000	6,826,264
Republic of Indonesia, 5.875%, 1/15/2024		14,841,000	16,975,299
Republic of Indonesia, 4.125%, 1/15/2025 (n)		6,755,000	7,016,473
Republic of Indonesia, 4.125%, 1/15/2025		28,716,000	29,827,539
Republic of Indonesia, 4.75%, 1/08/2026 (n)		17,941,000	19,360,348
Republic of Indonesia, 4.75%, 1/08/2026		36,751,000	39,658,445
Republic of Indonesia, 4.35%, 1/08/2027 (n)		29,870,000	31,367,144
Republic of Indonesia, 8.5%, 10/12/2035		5,163,000	7,557,181
Republic of Indonesia, 5.25%, 1/17/2042		10,924,000	11,958,787
Republic of Indonesia, 4.625%, 4/15/2043		12,003,000	12,324,104
Republic of Indonesia, 6.75%, 1/15/2044 (n)		5,379,000	7,074,913
Republic of Indonesia, 5.125%, 1/15/2045 (n)		10,237,000	11,101,023
Republic of Indonesia, 5.125%, 1/15/2045		1,600,000	1,735,043
Republic of Indonesia, 4.75%, 7/18/2047 (z)		16,602,000	17,167,497
Saka Energi Indonesia PT, 4.45%, 5/05/2024 (n)		23,541,000	23,912,712

			$527,927,702
Jamaica - 0.6%
Digicel Group Ltd., 6%, 4/15/2021 (n)		$2,538,000	$2,466,936
Digicel Group Ltd., 6%, 4/15/2021		6,595,000	6,410,340
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		1,153,000	1,102,556
Digicel Group Ltd., 6.75%, 3/01/2023		14,050,000	13,435,313
Government of Jamaica, 8%, 3/15/2039		6,698,000	7,970,955
Government of Jamaica, 7.875%, 7/28/2045		5,512,000	6,548,201

			$37,934,301
Jordan - 0.4%
Kingdom of Jordan, 6.125%, 1/29/2026		$8,572,000	$8,797,186
Kingdom of Jordan, 5.75%, 1/31/2027 (n)		13,083,000	12,997,202

			$21,794,388
Kazakhstan - 3.0%
Development Bank of Kazakhstan, 4.125%, 12/10/2022 (n)		$8,189,000	$8,133,593
Development Bank of Kazakhstan, 4.125%, 12/10/2022		39,772,000	39,502,903

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Kazakhstan - continued
JSC Kazkommertsbank, 5.5%, 12/21/2022	$23,841,000	$23,246,882
KazAgro National Management Holding, 4.625%, 5/24/2023	17,652,000	17,371,439
KazMunayGas National Co., 4.75%, 4/19/2027 (n)	6,803,000	6,760,481
KazMunayGas National Co., 5.75%, 4/19/2047 (n)	12,266,000	11,800,334
Republic of Kazakhstan, 6.5%, 7/21/2045 (n)	13,041,000	15,713,388
Republic of Kazakhstan, 6.5%, 7/21/2045	14,135,000	17,031,572
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	25,035,000	24,539,307
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	14,718,000	14,426,584

		$178,526,483
Kenya - 0.1%
Republic of Kenya, 6.875%, 6/24/2024	$5,924,000	$6,044,376

Kuwait - 0.3%
EQUATE Petrochemical B.V., 4.25%, 11/03/2026	$14,720,000	$15,274,973

Malaysia - 0.4%
Petronas Capital Ltd., 3.5%, 3/18/2025 (n)	$10,568,000	$10,917,801
Petronas Capital Ltd., 3.5%, 3/18/2025	9,502,000	9,816,516

		$20,734,317
Mexico - 8.4%
Banco Nacional de Comercio Exterior, S.N.C., 3.8% to 8/11/2021, FRN to 8/11/2026 (n)	$14,066,000	$13,995,670
Comision Federal de Electricidad, 4.875%, 5/26/2021 (n)	1,732,000	1,846,745
Comision Federal de Electricidad, 4.875%, 5/26/2021	4,200,000	4,478,250
Comision Federal de Electricidad, 4.875%, 1/15/2024	5,455,000	5,795,938
Controladora Mabe S.A. de C.V., 7.875%, 10/28/2019	9,930,000	10,937,895
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)	5,790,000	6,078,921
Elementia S.A. de C.V., 5.5%, 1/15/2025	11,328,000	11,893,267
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	11,858,000	3,008,333
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	17,860,000	4,509,650
Gruma S.A.B. de C.V., 4.875%, 12/01/2024	2,912,000	3,181,942
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)	15,345,000	15,824,531
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	17,810,000	18,103,865
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)	10,565,000	11,065,781
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022	585,000	612,729
JB Y Co. S.A. de C.V., 3.75%, 5/13/2025 (n)	4,664,000	4,713,303
JB Y Co. S.A. de C.V., 3.75%, 5/13/2025	6,205,000	6,270,592
Petroleos Mexicanos, 4.625%, 9/21/2023	5,692,000	5,859,914

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mexico - continued
Petroleos Mexicanos, 6.5%, 3/13/2027 (n)		$10,692,000	$11,771,892
Petroleos Mexicanos, 6.5%, 3/13/2027 (n)		18,647,000	20,530,347
Petroleos Mexicanos, 5.5%, 6/27/2044		6,500,000	5,947,500
Petroleos Mexicanos, 5.625%, 1/23/2046		15,826,000	14,530,484
Petroleos Mexicanos, 6.75%, 9/21/2047 (n)		19,544,000	20,560,288
Petroleos Mexicanos, FRN, 4.878%, 3/11/2022 (n)		21,230,000	23,087,625
Petroleos Mexicanos, FRN, 3.323%, 7/18/2018		15,288,000	15,463,812
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028 (n)	MXN	275,770,000	15,180,865
Sigma Alimentos S.A. de C.V., 4.125%, 5/02/2026 (n)		$10,302,000	10,466,832
Sigma Alimentos S.A. de C.V., 4.125%, 5/02/2026		550,000	558,800
United Mexican States, 6.5%, 6/09/2022	MXN	1,005,340,000	55,887,360
United Mexican States, 4.35%, 1/15/2047		$15,832,000	15,135,392
United Mexican States, 4%, 10/02/2023		42,484,000	44,735,652
United Mexican States, 4.15%, 3/28/2027		41,901,000	43,723,694
United Mexican States, 7.5%, 6/03/2027	MXN	300,900,000	17,674,209
United Mexican States, 8.5%, 5/31/2029	MXN	215,620,000	13,636,655
United Mexican States, 7.75%, 5/29/2031	MXN	519,530,000	31,074,913
United Mexican States, 4.75%, 3/08/2044		$11,600,000	11,739,200

			$499,882,846
Mongolia - 0.4%
Republic of Mongolia, 8.75%, 3/09/2024 (n)		$18,566,000	$20,737,814

Morocco - 0.9%
Office Cherifien des Phosphates S.A., 4.5%, 10/22/2025 (n)		$18,824,000	$18,995,374
Office Cherifien des Phosphates S.A., 4.5%, 10/22/2025		7,331,000	7,397,741
Office Cherifien des Phosphates S.A., 6.875%, 4/25/2044 (n)		17,420,000	19,367,208
Office Cherifien des Phosphates S.A., 6.875%, 4/25/2044		6,849,000	7,614,581

			$53,374,904
Nigeria - 0.2%
Afren PLC, 10.25%, 4/08/2019 (a)(d)(n)		$7,872,069	$2,362
Afren PLC, 10.25%, 4/08/2019 (a)(d)		390,334	117
Afren PLC, 6.625%, 12/09/2020 (a)(d)(n)		3,765,751	1,130
Republic of Nigeria, 7.875%, 2/16/2032		8,326,000	9,186,076

			$9,189,685
Panama - 0.6%
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		$12,229,000	$13,451,900
Autoridad del Canal de Panama, 4.95%, 7/29/2035		400,000	440,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Panama - continued
Panama Canal Railway Co., 7%, 11/01/2026 (n)		$910,095	$926,022
Panama Canal Railway Co., 7%, 11/01/2026		3,927,663	3,996,397
Republic of Panama, 8.875%, 9/30/2027		2,031,000	2,909,408
Republic of Panama, 9.375%, 4/01/2029		5,998,000	8,937,020
Republic of Panama, 6.7%, 1/26/2036		3,561,000	4,641,764

			$35,302,511
Paraguay - 1.4%
Republic of Paraguay, 4.625%, 1/25/2023 (n)		$3,539,000	$3,713,473
Republic of Paraguay, 4.625%, 1/25/2023		7,307,000	7,667,235
Republic of Paraguay, 5%, 4/15/2026 (n)		8,770,000	9,351,013
Republic of Paraguay, 4.7%, 3/27/2027 (n)		12,319,000	12,796,361
Republic of Paraguay, 6.1%, 8/11/2044		29,062,000	32,618,608
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022 (n)		11,467,000	11,925,680
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022		6,277,000	6,528,080

			$84,600,450
Peru - 4.4%
Bonos de Tesoreria, 8.2%, 8/12/2026	PEN	64,120,000	$23,739,339
Bonos de Tesoreria, 6.35%, 8/12/2028	PEN	57,681,000	18,878,214
Bonos de Tesoreria, 6.15%, 8/12/2032	PEN	32,207,000	10,175,524
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		$1,785,000	1,994,738
Corporacion Lindley S.A., 6.75%, 11/23/2021		2,884,000	3,222,870
El Fondo Mivivienda S.A., 7%, 2/14/2024	PEN	55,654,000	17,818,554
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023		$17,810,000	18,455,613
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024 (n)		117,737	134,514
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024		1,934,051	2,209,653
Inkia Energy Ltd., 8.375%, 4/04/2021		14,664,000	15,081,924
Kallpa Generacion S.A., 4.875%, 5/24/2026 (n)		9,477,000	10,010,081
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034 (n)		10,400,000	11,258,000
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034		6,100,000	6,603,250
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		35,387,000	36,200,901
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)		22,467,000	23,388,147
Republic of Peru, 6.35%, 8/12/2028	PEN	14,349,000	4,696,234
Republic of Peru, 6.9%, 8/12/2037	PEN	53,282,000	18,001,440
San Miguel Industrias PET S.A., 7.75%, 11/06/2020		$2,209,000	2,330,495
San Miguel Industrias PET S.A., 7.75%, 11/06/2020 (n)		11,254,000	11,872,970
Transport de Gas Peru, 4.25%, 4/30/2028 (n)		7,810,000	8,093,113
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		9,365,000	9,763,013
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021		9,894,000	10,314,495

			$264,243,082

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Poland - 0.6%
Republic of Poland, 5.125%, 4/21/2021		$3,323,000	$3,651,977
Republic of Poland, 5%, 3/23/2022		9,700,000	10,737,900
Republic of Poland, FRN, 1.81%, 1/25/2018	PLN	76,298,000	21,252,889

			$35,642,766
Republic of Belarus - 0.5%
Republic of Belarus, 6.875%, 2/28/2023 (n)		$17,297,000	$18,378,063
Republic of Belarus, 7.625%, 6/29/2027 (n)		11,895,000	12,742,519

			$31,120,582
Romania - 0.2%
Republic of Romania, 2.375%, 4/19/2027 (n)	EUR	4,200,000	$4,971,962
Republic of Romania, 3.875%, 10/29/2035 (n)	EUR	2,996,000	3,719,566
Republic of Romania, 3.875%, 10/29/2035	EUR	4,671,000	5,799,096

			$14,490,624
Russia - 6.2%
Borets Finance Ltd., 6.5%, 4/07/2022 (n)		$9,042,000	$9,573,218
Credit Bank of Moscow PJSC, 5.875%, 11/07/2021 (n)		5,441,000	5,623,045
Credit Bank of Moscow PJSC, 7.5% to 10/05/2022, FRN to 10/05/2027 (n)		19,015,000	18,727,341
Gaz Capital S.A., 4.95%, 3/23/2027 (n)		14,367,000	14,497,452
Gaz Capital S.A., 4.95%, 2/06/2028		15,644,000	15,618,094
Gaz Capital S.A., 7.288%, 8/16/2037		17,056,000	20,160,260
Polyus Gold International Ltd., 5.25%, 2/07/2023 (n)		10,988,000	11,278,127
Russian Federation, 5%, 4/29/2020 (n)		18,100,000	19,167,393
Russian Federation, 5%, 4/29/2020		25,700,000	27,215,580
Russian Federation, 4.5%, 4/04/2022		56,000,000	59,436,160
Russian Federation, 4.875%, 9/16/2023 (n)		9,800,000	10,584,784
Russian Federation, 4.875%, 9/16/2023		24,400,000	26,353,952
Russian Federation, 4.75%, 5/27/2026		9,800,000	10,265,500
Russian Federation, 4.25%, 6/23/2027 (n)		44,200,000	44,595,590
Russian Federation, 5.625%, 4/04/2042		9,800,000	10,679,962
Russian Federation, 5.25%, 6/23/2047 (n)		38,600,000	38,934,508
SB Capital S.A., 5.125%, 10/29/2022		5,681,000	5,869,223
VimpelCom Holdings B.V., 3.95%, 6/16/2021 (n)		8,414,000	8,445,553
VimpelCom Holdings B.V., 4.95%, 6/16/2024 (n)		11,589,000	11,661,431

			$368,687,173
Rwanda - 0.1%
Republic of Rwanda, 6.625%, 5/02/2023		$6,003,000	$6,175,166

Senegal - 0.2%
Republic of Senegal, 6.25%, 5/23/2033 (n)		$14,128,000	$14,516,520

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Serbia - 0.6%
Republic of Serbia, 6.75%, 11/01/2024		$19,886,694	$20,377,895
United Group B.V., 4.875%, 7/01/2024 (n)	EUR	12,830,000	15,093,233

			$35,471,128
South Africa - 0.4%
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		$15,138,000	$15,527,804
Republic of South Africa, 4.3%, 10/12/2028		10,420,000	9,879,244

			$25,407,048
Sri Lanka - 2.5%
Republic of Sri Lanka, 6.25%, 10/04/2020 (n)		$1,977,000	$2,102,055
Republic of Sri Lanka, 6.25%, 10/04/2020		7,572,000	8,050,967
Republic of Sri Lanka, 6.25%, 7/27/2021		12,034,000	12,816,210
Republic of Sri Lanka, 5.875%, 7/25/2022		12,924,000	13,540,333
Republic of Sri Lanka, 6.125%, 6/03/2025		14,635,000	15,200,731
Republic of Sri Lanka, 6.85%, 11/03/2025 (n)		1,578,000	1,702,160
Republic of Sri Lanka, 6.85%, 11/03/2025		26,278,000	28,345,606
Republic of Sri Lanka, 6.825%, 7/18/2026 (n)		4,304,000	4,637,616
Republic of Sri Lanka, 6.825%, 7/18/2026		29,680,000	31,980,586
Republic of Sri Lanka, 6.2%, 5/11/2027 (n)		19,853,000	20,448,650
Republic of Sri Lanka, 6.2%, 5/11/2027		12,658,000	13,037,778

			$151,862,692
Supranational - 0.3%
Banque Ouest Africaine de Developpement, 5%, 7/27/2027 (n)		$18,556,000	$18,565,278

Trinidad & Tobago - 0.4%
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)		$3,502,000	$3,580,795
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		17,664,000	18,547,200

			$22,127,995
Turkey - 6.6%
Export Credit Bank of Turkey A.S., 5.875%, 4/24/2019		$6,350,000	$6,588,125
Export Credit Bank of Turkey A.S., 5%, 9/23/2021		10,774,000	11,025,616
Republic of Turkey, 7.5%, 11/07/2019		16,475,000	18,062,366
Republic of Turkey, 7%, 6/05/2020		23,058,000	25,325,754
Republic of Turkey, 5.625%, 3/30/2021		15,593,000	16,617,148
Republic of Turkey, 5.125%, 3/25/2022		8,876,000	9,293,314
Republic of Turkey, 6.25%, 9/26/2022		9,472,000	10,386,957
Republic of Turkey, 3.25%, 3/23/2023		22,595,000	21,412,830
Republic of Turkey, 5.75%, 3/22/2024		25,238,000	26,940,808

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Turkey - continued
Republic of Turkey, 7.375%, 2/05/2025		$20,270,000	$23,671,914
Republic of Turkey, 3.25%, 6/14/2025	EUR	10,562,000	12,444,084
Republic of Turkey, 4.25%, 4/14/2026		$25,672,000	24,650,049
Republic of Turkey, 4.875%, 10/09/2026		45,132,000	45,019,170
Republic of Turkey, 6%, 3/25/2027		52,664,000	56,705,225
Republic of Turkey, 6.875%, 3/17/2036		7,417,000	8,417,108
Republic of Turkey, 6.75%, 5/30/2040		4,827,000	5,429,487
Republic of Turkey, 6.625%, 2/17/2045		41,272,000	45,868,875
Republic of Turkey, 5.75%, 5/11/2047		12,302,000	12,222,972
Turkiye Garanti Bankasi A.S., 6.125% to 5/24/2022, FRN to 5/24/2027 (n)		10,820,000	10,809,202

			$390,891,004
Ukraine - 4.9%
Biz Finance PLC, 9.625%, 4/27/2022		$10,091,000	$10,565,277
Biz Finance PLC, 9.75%, 1/22/2025		12,207,000	12,780,729
Government of Ukraine, 7.75%, 9/01/2019 (n)		1,326,000	1,377,634
Government of Ukraine, 7.75%, 9/01/2019		9,295,000	9,656,947
Government of Ukraine, 7.75%, 9/01/2020 (n)		786,000	815,475
Government of Ukraine, 7.75%, 9/01/2020		32,263,000	33,472,863
Government of Ukraine, 7.75%, 9/01/2021		41,636,000	42,989,170
Government of Ukraine, 7.75%, 9/01/2022 (n)		4,253,000	4,359,325
Government of Ukraine, 7.75%, 9/01/2022		48,235,000	49,440,875
Government of Ukraine, 7.75%, 9/01/2023		18,182,000	18,394,184
Government of Ukraine, 7.75%, 9/01/2024		20,539,000	20,517,845
Government of Ukraine, 7.75%, 9/01/2025		25,885,000	25,664,978
Government of Ukraine, 7.75%, 9/01/2026		21,901,000	21,546,204
Government of Ukraine, 7.75%, 9/01/2027		12,618,000	12,383,179
JSC State Savings Bank of Ukraine, 9.625%, 3/20/2025		14,234,000	14,902,998
JSC State Savings Bank of Ukraine, 9.375%, 3/10/2023		11,658,000	12,205,926

			$291,073,609
United Arab Emirates - 0.2%
Topaz Marine S.A., 9.125%, 7/26/2022 (n)		$11,906,000	$11,839,088

United States - 0.2%
U.S. Treasury Bonds, 2.5%, 2/15/2046		$15,776,000	$14,526,856

Uruguay - 0.7%
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)		$12,135,000	$11,816,456
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		5,943,000	5,786,996

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Uruguay - continued
Oriental Republic of Uruguay, 9.875%, 6/20/2022 (n)	UYU	171,258,000	$6,442,849
Oriental Republic of Uruguay, 4.375%, 10/27/2027		$7,883,716	8,427,692
Oriental Republic of Uruguay, 5.1%, 6/18/2050		11,329,000	11,697,193

			$44,171,186
Venezuela - 1.7%
Petroleos de Venezuela S.A., 6%, 11/15/2026		$36,832,000	$11,974,083
Petroleos de Venezuela S.A., 5.375%, 4/12/2027		37,876,000	12,343,788
Petroleos de Venezuela S.A., 6%, 5/16/2024		35,970,200	11,915,129
Republic of Venezuela, 7.65%, 4/21/2025		47,718,000	18,013,545
Republic of Venezuela, 9.25%, 9/15/2027		9,153,000	3,844,260
Republic of Venezuela, 7%, 3/31/2038		118,672,500	45,095,550

			$103,186,355
Zambia - 0.6%
First Quantum Minerals Ltd., 7.25%, 5/15/2022		$7,603,000	$7,883,018
First Quantum Minerals Ltd., 7.5%, 4/01/2025 (n)		20,257,000	20,793,811
Republic of Zambia, 8.5%, 4/14/2024		3,834,000	4,072,981
Republic of Zambia, 8.97%, 7/30/2027		3,535,000	3,831,021

			$36,580,831
Total Bonds (Identified Cost, $5,213,441,917)			$5,367,754,095

Common Stocks - 0.1%
Energy - Independent - 0.1%
Frontera Energy Corp. (Identified Cost, $21,686,515)		127,174	$3,510,002

Issuer/Expiration Date/Strike Price	Number/Par Amount of Contracts
Put Options Purchased - 0.0%
INR Currency - August 2017 @ $0.0147	INR	4,988,966,000	$4,989
iShares MSCI Emerging Markets ETF - September 2017 @ $34		14,700	29,400
KRW Currency - October 2017 @ $0.0009	KRW	68,825,612,000	412,954
U.S. Treasury Note 10 year Long Futures - August 2017 @ $126		471	257,578
Total Put Options Purchased (Premiums Paid, $1,624,891)			$704,921

Portfolio of Investments – continued

Money Market Funds - 9.2%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 1.08% (v) (Identified Cost, $551,805,809)	551,854,875	$551,854,875
Total Investments (Identified Cost, $5,788,559,132)		$5,923,823,893

Other Assets, Less Liabilities - 0.8%		46,686,989
Net Assets - 100.0%		$5,970,510,882

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,389,756,572, representing 23.3% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Azure Power Energy Ltd., 5.5%, 11/03/2022	7/27/17	$18,187,088	$18,201,624
PT ABM Investama Tbk, 7.125%, 8/01/2022	7/25/17	11,506,252	11,509,740
Republic of Indonesia, 4.75%, 7/18/2047	7/11/17	16,470,754	17,167,497
Total Restricted Securities			$46,878,861
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
PLC	Public Limited Company
PRIBOR	Prague Interbank Offered Rate
TIIE	Interbank Equilibruim Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
EUR	Euro

Portfolio of Investments – continued

IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Derivative Contracts at 7/31/17

Forward Foreign Currency Exchange Contracts at 7/31/17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
Asset Derivatives
BRL	37,132,000	USD	11,860,606	Goldman Sachs International	8/2/2017	$46,973
BRL	53,313,735	USD	16,868,089	JPMorgan Chase Bank N.A.	8/2/2017	228,688
BRL	27,841,000	USD	8,607,513	Morgan Stanley Capital Services, Inc.	8/2/2017	320,606
CNH	131,988,000	USD	18,876,321	HSBC Bank	11/14/2017	640,648
CNH	75,092,000	USD	10,713,195	HSBC Bank	12/11/2017	373,524
CNH	42,775,000	USD	6,151,048	JPMorgan Chase Bank N.A.	8/31/2017	199,581
CZK	469,053,000	USD	21,140,729	Deutsche Bank AG	9/29/2017	241,003
CZK	228,632,000	USD	9,751,845	Goldman Sachs International	10/2/2017	672,954
CZK	292,522,000	USD	12,834,832	Merrill Lynch International	8/10/2017	449,217
EUR	20,177,000	USD	23,192,672	Barclays Bank PLC	8/10/2017	702,776
EUR	5,123,000	USD	6,040,657	Barclays Bank PLC	10/13/2017	47,419
EUR	28,907,515	USD	33,002,631	Goldman Sachs International	8/10/2017	1,232,291
EUR	11,556,000	USD	13,065,965	HSBC Bank	8/10/2017	619,707
EUR	5,123,000	USD	5,972,924	JPMorgan Chase Bank N.A.	8/1/2017	91,686
EUR	36,807,366	USD	41,761,711	JPMorgan Chase Bank N.A.	8/10/2017	1,828,938
IDR	238,749,279,000	USD	17,639,400	JPMorgan Chase Bank N.A.	8/7/2017	271,514
INR	631,573,209	USD	9,653,835	JPMorgan Chase Bank N.A.	9/5/2017	149,016
MXN	74,953,000	USD	4,064,533	Barclays Bank PLC	8/10/2017	140,282
MXN	76,701,000	USD	4,199,803	BNP Paribas S.A.	8/10/2017	103,074
MXN	161,234,000	USD	8,914,901	Goldman Sachs International	8/10/2017	130,224
MXN	879,002,064	USD	47,827,073	JPMorgan Chase Bank N.A.	8/10/2017	1,484,381
PEN	6,037,389	USD	1,849,690	JPMorgan Chase Bank N.A.	9/26/2017	3,634
PLN	53,687,000	USD	14,402,217	JPMorgan Chase Bank N.A.	8/10/2017	528,322
RUB	320,093,437	USD	5,289,926	Barclays Bank PLC	8/21/2017	44,004
TRY	21,463,000	USD	6,036,935	Citibank N.A.	8/10/2017	44,848
TRY	20,590,000	USD	5,784,505	Goldman Sachs International	8/10/2017	49,904
TRY	220,674,000	USD	61,722,889	JPMorgan Chase Bank N.A.	8/10/2017	807,584
USD	8,747,415	MXN	155,404,823	JPMorgan Chase Bank N.A.	8/10/2017	29,304
USD	5,540,051	RUB	322,985,000	JPMorgan Chase Bank N.A.	8/21/2017	157,937

						$11,640,039

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/17 - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized (Depreciation)
Liability Derivatives
MXN	58,003,000	USD	3,290,461	Barclays Bank PLC	8/10/2017	$(36,530)
MXN	58,004,000	USD	3,288,961	Goldman Sachs International	8/10/2017	(34,973)
MXN	118,845,000	USD	6,707,775	HSBC Bank	8/10/2017	(40,646)
MXN	260,632,000	USD	14,751,234	JPMorgan Chase Bank N.A.	8/10/2017	(129,945)
USD	6,017,066	EUR	5,123,000	Barclays Bank PLC	8/1/2017	(47,544)
USD	7,447,711	IDR	99,453,003,000	Barclays Bank PLC	8/7/2017	(13,230)
USD	23,385,962	INR	1,521,976,000	Barclays Bank PLC	8/7/2017	(324,325)
USD	8,663,654	KRW	9,913,826,000	Barclays Bank PLC	8/14/2017	(196,116)
USD	26,826,990	EUR	24,004,000	Deutsche Bank AG	8/10/2017	(1,600,741)
USD	11,147,403	BRL	37,132,000	Goldman Sachs International	8/2/2017	(760,176)
USD	32,545,692	EUR	28,648,095	Goldman Sachs International	8/10/2017	(1,382,002)
USD	78,384,599	MXN	1,443,737,867	Goldman Sachs International	8/10/2017	(2,608,172)
USD	15,899,192	PLN	57,893,000	Goldman Sachs International	8/10/2017	(201,051)
USD	5,961,972	CNH	41,546,000	HSBC Bank	11/14/2017	(181,405)
USD	16,217,988	BRL	53,313,735	JPMorgan Chase Bank N.A.	8/2/2017	(878,789)
USD	13,756,082	IDR	184,056,723,235	JPMorgan Chase Bank N.A.	8/7/2017	(51,810)
USD	5,579,217	INR	361,126,000	JPMorgan Chase Bank N.A.	8/7/2017	(46,628)
USD	22,382,899	EUR	19,895,371	JPMorgan Chase Bank N.A.	8/10/2017	(1,179,019)
USD	33,051,685	MXN	595,907,139	JPMorgan Chase Bank N.A.	8/10/2017	(378,325)
USD	34,630,583	TRY	125,692,000	JPMorgan Chase Bank N.A.	8/10/2017	(985,666)
USD	6,275,123	CNH	42,775,000	JPMorgan Chase Bank N.A.	8/31/2017	(75,506)
USD	15,530,611	EUR	13,235,000	JPMorgan Chase Bank N.A.	9/29/2017	(185,924)
USD	1,136,459	BRL	3,613,939	JPMorgan Chase Bank N.A.	10/3/2017	(10,019)
USD	12,981,484	CNH	90,442,000	JPMorgan Chase Bank N.A.	11/14/2017	(392,108)
USD	10,534,053	CNH	75,092,000	JPMorgan Chase Bank N.A.	12/11/2017	(552,666)
USD	8,892,899	BRL	27,841,000	Morgan Stanley Capital Services, Inc.	8/2/2017	(35,220)
USD	28,452,827	EUR	25,448,000	Morgan Stanley Capital Services, Inc.	8/10/2017	(1,685,021)

						$(14,013,557)

Futures Contracts at 7/31/17

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	196	$37,576,429	September - 2017	$446,089
Euro-OAT 10 yr	Short	EUR	92	16,203,576	September - 2017	159,879
U.S. Treasury Ultra Bond	Long	USD	214	35,203,000	September - 2017	308,499
U.S. Treasury Bond 30 yr	Long	USD	413	63,176,094	September - 2017	165,004
U.S. Treasury Note 10 yr	Long	USD	188	23,667,438	September - 2017	5,513

Portfolio of Investments – continued

Futures Contracts at 7/31/17 - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Note 10 yr	Long	USD	402	$54,288,844	September - 2017	$23,666

						$1,108,650

Uncleared Swap Agreements at 7/31/17

Maturity Date		Notional Amount	Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Value	Net Unamortized Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)
Asset Derivatives
Credit Default Swap Agreements
6/20/22	USD	19,465,000	Barclays Bank PLC	(1)	1.00% / quarterly	$697,018	$1,132,406	$(435,388)
6/20/22	USD	5,416,000	Goldman Sachs International	(1)	1.00% / quarterly	193,940	315,084	(121,144)

						$890,958	$1,447,490	$(556,532)

Liability Derivatives
Credit Default Swap Agreements
6/20/22	USD	21,636,000	Barclays Bank PLC	(2)	1.00% / quarterly	$(453,723)	$(519,658)	$65,935

Cleared Swap Agreements at 7/31/17
Asset Derivatives
Interest Rate Swap Agreements
1/27/22	MXN	589,464,000	centrally cleared	7.545% / 28 days	7.3675% FLR (TIIE - 28 Day) / 28 days	$942,908	$—	$942,908
2/02/22	MXN	173,653,000	centrally cleared	7.60% / 28 days	7.3725% FLR (TIIE - 28 Day) / 28 days	299,554	—	299,554
6/06/22	CZK	1,388,577,000	centrally cleared	0.37% FLR (6-Month PRIBOR) / semi annually	0.815% / annually	996,793	—	996,793
1/29/27	MXN	580,000,000	centrally cleared	7.805% / 28 days	7.376% FLR (TIIE - 28 Day) / 28 days	1,615,687	—	1,615,687

						$3,854,942	$—	$3,854,942

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of Turkey, 11.875%, 1/15/30.
(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of Korea, 7.125%, 4/16/19.

At July 31, 2017, the fund had cash collateral of $8,932,732 to cover any collateral or margin obligations for derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $5,236,753,323)	$5,371,969,018
Underlying affiliated funds, at value (identified cost, $551,805,809)	551,854,875
Total investments, at value (identified cost, $5,788,559,132)	$5,923,823,893
Cash	17,514,893
Restricted cash for
Uncleared forward foreign currency exchange contracts	1,280,000
Deposits with brokers for
Cleared swaps	4,613,923
Futures contracts	3,038,809
Receivables for
Due from brokers	45,964
Forward foreign currency exchange contracts	11,640,039
Daily variation margin on open swap agreements	14,628
Investments sold	22,651,340
Fund shares sold	10,843,025
Interest	75,423,262
Swaps, at value (net unamortized premiums paid, $1,447,490)	890,958
Other assets	9,400
Total assets	$6,071,790,134
Liabilities
Payable to custodian	$1,002
Payables for
Distributions	4,009,915
Forward foreign currency exchange contracts	14,013,557
Daily variation margin on open futures contracts	147,445
Investments purchased	62,635,661
Fund shares reacquired	12,519,086
Swaps, at value (net unamortized premiums received, $519,658)	453,723
Payable to affiliates
Investment adviser	445,649
Shareholder servicing costs	1,604,179
Distribution and service fees	33,004
Payable for independent Trustees’ compensation	331
Deferred country tax expense payable	4,792,753
Accrued expenses and other liabilities	622,947
Total liabilities	$101,279,252
Net assets	$5,970,510,882
Net assets consist of
Paid-in capital	$6,055,632,284
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,554,910 deferred country tax)	135,881,213
Accumulated net realized gain (loss) on investments and foreign currency	(231,701,747)
Undistributed net investment income	10,699,132
Net assets	$5,970,510,882
Shares of beneficial interest outstanding	399,098,920

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$392,012,001	26,465,971	$14.81
Class B	26,980,307	1,802,114	14.97
Class C	185,166,504	12,400,305	14.93
Class I	4,348,854,908	290,592,240	14.97
Class R1	814,244	54,151	15.04
Class R2	23,567,268	1,568,783	15.02
Class R3	42,892,731	2,867,291	14.96
Class R4	74,238,811	4,957,632	14.97
Class R6 (formerly Class R5)	875,984,108	58,390,433	15.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.47 [100 / 95.75 x $14.81]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$301,019,761
Dividends from underlying affiliated funds	4,538,526
Other	7,541
Income on securities loaned	300
Foreign taxes withheld	(286,130)
Total investment income	$305,279,998
Expenses
Management fee	$39,789,996
Distribution and service fees	3,780,914
Shareholder servicing costs	5,043,911
Administrative services fee	637,192
Independent Trustees’ compensation	77,721
Custodian fee	605,554
Reimbursement of custodian expenses	(137,286)
Shareholder communications	1,236,834
Audit and tax fees	73,720
Legal fees	146,724
Miscellaneous	473,986
Total expenses	$51,729,266
Reduction of expenses by investment adviser and distributor	(1,012,562)
Net expenses	$50,716,704
Net investment income (loss)	$254,563,294
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$24,451,272
Underlying affiliated funds	(47,767)
Futures contracts	(11,645,598)
Swap agreements	1,199,335
Foreign currency	982,771
Net realized gain (loss) on investments and foreign currency	$14,940,013
Change in unrealized appreciation (depreciation)
Investments (net of $6,045,749 decrease in deferred country tax)	$(3,524,562)
Futures contracts	1,113,649
Swap agreements	3,364,345
Translation of assets and liabilities in foreign currencies	(370,434)
Net unrealized gain (loss) on investments and foreign currency translation	$582,998
Net realized and unrealized gain (loss) on investments and foreign currency	$15,523,011
Change in net assets from operations	$270,086,305

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2017	2016
Change in net assets
From operations
Net investment income (loss)	$254,563,294	$195,723,548
Net realized gain (loss) on investments and foreign currency	14,940,013	(61,102,517)
Net unrealized gain (loss) on investments and foreign currency translation	582,998	178,606,789
Change in net assets from operations	$270,086,305	$313,227,820
Distributions declared to shareholders
From net investment income	$(263,013,058)	$(195,649,028)
Change in net assets from fund share transactions	$601,180,176	$674,720,532
Total change in net assets	$608,253,423	$792,299,324
Net assets
At beginning of period	5,362,257,459	4,569,958,135
At end of period (including undistributed net investment income of $10,699,132 and accumulated distributions in excess of net investment income of $3,496,429, respectively)	$5,970,510,882	$5,362,257,459

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.87		$14.39	$15.26	$14.82	$15.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	(c)	$0.64	$0.64	$0.66	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(g)	0.48	(0.87)	0.52	(0.72)
Total from investment operations	$0.59		$1.12	$(0.23)	$1.18	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.65)		$(0.64)	$(0.64)	$(0.67)	$(0.74)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.65)		$(0.64)	$(0.64)	$(0.74)	$(0.85)
Net asset value, end of period (x)	$14.81		$14.87	$14.39	$15.26	$14.82
Total return (%) (r)(s)(t)(x)	4.03	(c)	8.07	(1.52)	8.23	(0.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	(c)	1.12	1.13	1.11	1.16
Expenses after expense reductions (f)	1.06	(c)	1.09	1.09	1.08	1.12
Net investment income (loss)	4.23	(c)	4.51	4.29	4.49	4.23
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$392,012		$572,397	$695,581	$1,431,791	$1,759,552

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.97		$14.47	$15.31	$14.88	$15.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	(c)	$0.53	$0.53	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(g)	0.50	(0.84)	0.50	(0.73)
Total from investment operations	$0.54		$1.03	$(0.31)	$1.06	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.53)	$(0.53)	$(0.56)	$(0.62)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.54)		$(0.53)	$(0.53)	$(0.63)	$(0.73)
Net asset value, end of period (x)	$14.97		$14.97	$14.47	$15.31	$14.88
Total return (%) (r)(s)(t)(x)	3.67	(c)	7.39	(2.03)	7.34	(1.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	(c)	1.87	1.88	1.86	1.90
Expenses after expense reductions (f)	1.83	(c)	1.85	1.84	1.83	1.87
Net investment income (loss)	3.47	(c)	3.75	3.54	3.74	3.51
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$26,980		$32,216	$37,170	$46,518	$58,752

Class C	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.94		$14.45	$15.29	$14.86	$15.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	(c)	$0.53	$0.53	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	(g)	0.49	(0.84)	0.50	(0.73)
Total from investment operations	$0.53		$1.02	$(0.31)	$1.06	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.53)	$(0.53)	$(0.56)	$(0.62)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.54)		$(0.53)	$(0.53)	$(0.63)	$(0.73)
Net asset value, end of period (x)	$14.93		$14.94	$14.45	$15.29	$14.86
Total return (%) (r)(s)(t)(x)	3.61	(c)	7.33	(2.04)	7.34	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	(c)	1.87	1.88	1.86	1.90
Expenses after expense reductions (f)	1.83	(c)	1.85	1.84	1.83	1.87
Net investment income (loss)	3.47	(c)	3.75	3.54	3.75	3.50
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$185,167		$221,781	$270,388	$349,718	$508,561

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.91		$14.39	$15.23	$14.79	$15.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.66	(c)	$0.67	$0.67	$0.70	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	(g)	0.52	(0.83)	0.52	(0.73)
Total from investment operations	$0.74		$1.19	$(0.16)	$1.22	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.68)		$(0.67)	$(0.68)	$(0.71)	$(0.78)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.68)		$(0.67)	$(0.68)	$(0.78)	$(0.89)
Net asset value, end of period (x)	$14.97		$14.91	$14.39	$15.23	$14.79
Total return (%) (r)(s)(x)	5.13	(c)	8.62	(1.08)	8.50	(0.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	(c)	0.87	0.87	0.86	0.90
Expenses after expense reductions (f)	0.83	(c)	0.84	0.84	0.83	0.87
Net investment income (loss)	4.46	(c)	4.73	4.53	4.73	4.50
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$4,348,855		$3,593,092	$2,667,819	$3,544,099	$3,793,125

Class R1	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.02		$14.50	$15.33	$14.88	$15.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	(c)	$0.54	$0.53	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.04	(g)	0.51	(0.83)	0.52	(0.74)
Total from investment operations	$0.56		$1.05	$(0.30)	$1.08	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.53)	$(0.53)	$(0.56)	$(0.62)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.54)		$(0.53)	$(0.53)	$(0.63)	$(0.73)
Net asset value, end of period (x)	$15.04		$15.02	$14.50	$15.33	$14.88
Total return (%) (r)(s)(x)	3.81	(c)	7.53	(1.96)	7.48	(1.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	(c)	1.87	1.88	1.85	1.90
Expenses after expense reductions (f)	1.83	(c)	1.84	1.84	1.82	1.87
Net investment income (loss)	3.47	(c)	3.76	3.54	3.73	3.51
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$814		$949	$789	$1,079	$934

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.01		$14.49	$15.32	$14.87	$15.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	(c)	$0.61	$0.60	$0.63	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	(g)	0.51	(0.82)	0.53	(0.74)
Total from investment operations	$0.62		$1.12	$(0.22)	$1.16	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.61)		$(0.60)	$(0.61)	$(0.64)	$(0.70)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.61)		$(0.60)	$(0.61)	$(0.71)	$(0.81)
Net asset value, end of period (x)	$15.02		$15.01	$14.49	$15.32	$14.87
Total return (%) (r)(s)(x)	4.26	(c)	8.06	(1.47)	8.02	(0.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	(c)	1.37	1.37	1.36	1.41
Expenses after expense reductions (f)	1.33	(c)	1.35	1.34	1.32	1.37
Net investment income (loss)	3.97	(c)	4.25	4.04	4.24	4.00
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$23,567		$25,931	$28,686	$29,234	$28,338

Class R3	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.95		$14.46	$15.28	$14.83	$15.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	(c)	$0.63	$0.64	$0.66	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	(g)	0.50	(0.82)	0.53	(0.73)
Total from investment operations	$0.66		$1.13	$(0.18)	$1.19	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.65)		$(0.64)	$(0.64)	$(0.67)	$(0.74)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.65)		$(0.64)	$(0.64)	$(0.74)	$(0.85)
Net asset value, end of period (x)	$14.96		$14.95	$14.46	$15.28	$14.83
Total return (%) (r)(s)(x)	4.52	(c)	8.12	(1.17)	8.29	(0.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	(c)	1.13	1.12	1.10	1.16
Expenses after expense reductions (f)	1.08	(c)	1.10	1.09	1.06	1.13
Net investment income (loss)	4.22	(c)	4.46	4.29	4.48	4.25
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$42,893		$47,726	$76,900	$81,184	$52,066

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.95		$14.43	$15.27	$14.83	$15.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.66	(c)	$0.68	$0.67	$0.70	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	0.04	(g)	0.51	(0.83)	0.52	(0.73)
Total from investment operations	$0.70		$1.19	$(0.16)	$1.22	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.68)		$(0.67)	$(0.68)	$(0.71)	$(0.78)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.68)		$(0.67)	$(0.68)	$(0.78)	$(0.89)
Net asset value, end of period (x)	$14.97		$14.95	$14.43	$15.27	$14.83
Total return (%) (r)(s)(x)	4.85	(c)	8.61	(1.06)	8.49	(0.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	(c)	0.87	0.87	0.86	0.90
Expenses after expense reductions (f)	0.83	(c)	0.84	0.84	0.83	0.87
Net investment income (loss)	4.47	(c)	4.76	4.54	4.74	4.52
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$74,239		$75,559	$70,067	$80,457	$103,937

Class R6 (formerly Class R5)	Years ended 7/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.97		$14.45	$15.27	$14.82	$15.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	(c)	$0.69	$0.69	$0.71	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	0.05	(g)	0.52	(0.81)	0.53	(0.73)
Total from investment operations	$0.73		$1.21	$(0.12)	$1.24	$—
Less distributions declared to shareholders
From net investment income	$(0.70)		$(0.69)	$(0.70)	$(0.72)	$(0.80)
From net realized gain on investments	—		—	—	(0.07)	(0.11)
Total distributions declared to shareholders	$(0.70)		$(0.69)	$(0.70)	$(0.79)	$(0.91)
Net asset value, end of period (x)	$15.00		$14.97	$14.45	$15.27	$14.82
Total return (%) (r)(s)(x)	5.01	(c)	8.72	(0.80)	8.68	(0.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	(c)	0.77	0.76	0.76	0.81
Expenses after expense reductions (f)	0.74	(c)	0.74	0.73	0.73	0.78
Net investment income (loss)	4.56	(c)	4.87	4.65	4.82	4.59
Portfolio turnover	100		67	55	62	66
Net assets at end of period (000 omitted)	$875,984		$792,606	$722,556	$615,814	$420,329

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Management has completed its evaluation of the Rule’s Regulation S-X amendments and believes that the fund’s financial statement presentation will be in compliance for reporting periods ending after August 1, 2017.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.

Notes to Financial Statements – continued

Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

Notes to Financial Statements – continued

exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,539,402	$—	$—	$3,539,402
U.S. Treasury Bonds & U.S. Government Agency and Equivalents	257,578	14,526,856	—	14,784,434
Non-U.S. Sovereign Debt	—	4,321,511,140	—	4,321,511,140
Foreign Bonds	—	1,031,716,099	—	1,031,716,099
Purchased Currency Options	—	417,943	—	417,943
Mutual Funds	551,854,875	—	—	551,854,875
Total Investments	$555,651,855	$5,368,172,038	$—	$5,923,823,893

Other Financial Instruments
Futures Contracts – Assets	$1,108,650	$—	$—	$1,108,650
Swap Agreements – Assets	—	4,745,900	—	4,745,900
Swap Agreements – Liabilities	—	(453,723)	—	(453,723)
Forward Foreign Currency Exchange Contracts – Assets	—	11,640,039	—	11,640,039
Forward Foreign Currency Exchange Contracts – Liabilities	—	(14,013,557)	—	(14,013,557)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Corporate Bonds
Balance as of 7/31/16	$3,095,075
Realized gain (loss)	(9,875,344)
Change in unrealized appreciation (depreciation)	7,950,875
Sales	(1,170,606)
Balance as of 7/31/17	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,108,650	$—
Interest Rate	Interest Rate Swaps	3,854,942	—
Interest Rate	Purchased Interest Rate Options	257,578	—
Foreign Exchange	Forward Foreign Currency Exchange	11,640,039	(14,013,557)
Equity	Purchased Equity Options	29,400	—
Foreign Exchange	Purchased Currency Options	417,943	—
Credit	Credit Default Swaps	890,958	(453,723)
Total		$18,199,510	$(14,467,280)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(11,645,598)	$1,011,206	$—	$(1,470,573)
Foreign Exchange	—	—	2,501,470	(513,712)
Equity	—	—	—	(2,089,988)
Credit	—	188,129	—	—
Total	$(11,645,598)	$1,199,335	$2,501,470	$(4,074,273)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$1,113,649	$3,854,942	$—	$13,306
Foreign Exchange	—	—	(407,019)	(286,624)
Equity	—	—	—	(646,652)
Credit	—	(490,597)	—	—
Total	$1,113,649	$3,364,345	$(407,019)	$(919,970)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers”, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge

Notes to Financial Statements – continued

against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive

Notes to Financial Statements – continued

from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated

Notes to Financial Statements – continued

accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Notes to Financial Statements – continued

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At July 31, 2017, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial

Notes to Financial Statements – continued

statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 7/31/17	Year ended 7/31/16
Ordinary income (including any short-term capital gains)	$263,013,058	$195,649,028

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/17
Cost of investments	$5,819,291,488
Gross appreciation	225,478,722
Gross depreciation	(120,946,317)
Net unrealized appreciation (depreciation)	$104,532,405
Undistributed ordinary income	36,076,317
Capital loss carryforwards	(196,701,754)
Other temporary differences	(29,028,370)

As of July 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(148,678,076)
Long-Term	(48,023,678)
Total	$(196,701,754)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 7/31/17	Year ended 7/31/16
Class A	$21,131,065	$26,825,235
Class B	1,078,887	1,235,211
Class C	7,348,636	8,697,643
Class I	189,190,752	116,409,316
Class R1	31,935	29,783
Class R2	1,020,138	1,113,477
Class R3	2,127,625	2,528,753
Class R4	3,367,486	3,268,662
Class R6 (formerly Class R5)	37,716,534	35,540,948
Total	$263,013,058	$195,649,028

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from August 1, 2016 to November 27, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $7.5 billion and 0.60% of average daily net assets in excess of $7.5 billion. This written agreement terminated on November 27, 2016. For the period August 1, 2016 to November 27, 2016, this management fee reduction amounted to $534,083, which is included in the reduction of total expenses in the Statement of Operations.

Effective November 28, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $5 billion of average daily net assets	0.65%
Average daily net assets in excess of $7.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2017, this management fee reduction amounted to $431,040, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2017 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $13,110 for the year ended July 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,202,902
Class B	0.75%	0.25%	1.00%	1.00%	297,467
Class C	0.75%	0.25%	1.00%	1.00%	2,025,853
Class R1	0.75%	0.25%	1.00%	1.00%	8,812
Class R2	0.25%	0.25%	0.50%	0.50%	123,920
Class R3	—	0.25%	0.25%	0.25%	121,960
Total Distribution and Service Fees					$3,780,914

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2017, this rebate amounted to $47,137, $147, $145, and $10 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2017, were as follows:

Amount
Class A	$999
Class B	45,299
Class C	8,010

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

Notes to Financial Statements – continued

year ended July 31, 2017, the fee was $405,613, which equated to 0.0070% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,638,298.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2017 was equivalent to an annual effective rate of 0.0110% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended July 31, 2017, the fee paid by the fund under this agreement was $10,952 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS purchased 3,371 shares of Class R1 for an aggregate amount of $47,834.

On September 9, 2015, MFS redeemed 53, 31, 32, and 112 shares of Class R2, R3, R4, and R6, respectively, for an aggregate amount of $3,225.

On March 16, 2016, MFS purchased 2,830 shares of Class I for an aggregate amount of $39,617.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market

Notes to Financial Statements – continued

prices with no remuneration paid in connection with the transaction. During the year ended July 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $22,344,744 and $8,471,483, respectively. The sales transactions resulted in net realized gains (losses) of $(214,253).

(4) Portfolio Securities

For the year ended July 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$14,449,277	$—
Investments (non-U.S. Government securities)	$5,476,050,158	$5,023,742,481

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/17		Year ended 7/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,105,099	$105,560,845	10,004,755	$142,260,080
Class B	116,729	1,738,525	134,680	1,922,868
Class C	971,793	14,485,298	743,345	10,624,700
Class I	123,807,379	1,837,170,120	134,670,786	1,968,149,164
Class R1	8,883	131,230	21,827	312,393
Class R2	356,868	5,294,389	372,226	5,325,368
Class R3	1,228,150	18,203,214	1,209,548	17,152,615
Class R4	1,899,030	28,161,937	2,397,243	34,185,192
Class R6 (formerly Class R5)	10,998,752	162,535,331	5,578,785	79,314,509
	146,492,683	$2,173,280,889	155,133,195	$2,259,246,889

Shares issued to shareholders in reinvestment of distributions
Class A	1,369,720	$20,305,531	1,808,302	$25,682,205
Class B	60,200	896,530	70,937	1,011,693
Class C	411,984	6,128,893	491,666	7,004,730
Class I	9,726,538	143,850,392	7,212,785	102,238,542
Class R1	2,135	31,785	2,085	29,772
Class R2	68,441	1,019,037	78,017	1,112,141
Class R3	140,999	2,091,214	171,195	2,430,342
Class R4	226,421	3,358,704	227,582	3,237,547
Class R6 (formerly Class R5)	2,449,002	36,309,696	2,420,834	34,393,806
	14,455,440	$213,991,782	12,483,403	$177,140,778

Notes to Financial Statements – continued

	Year ended 7/31/17		Year ended 7/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(20,509,168)	$(302,378,764)	(21,645,461)	$(307,021,121)
Class B	(526,443)	(7,819,350)	(622,737)	(8,820,382)
Class C	(3,828,971)	(56,769,164)	(5,106,933)	(72,209,012)
Class I	(83,908,587)	(1,233,844,398)	(86,274,095)	(1,208,441,007)
Class R1	(20,093)	(299,554)	(15,121)	(212,287)
Class R2	(584,486)	(8,698,467)	(701,683)	(9,954,040)
Class R3	(1,693,262)	(25,105,175)	(3,508,497)	(48,955,056)
Class R4	(2,222,984)	(32,440,616)	(2,425,766)	(34,370,488)
Class R6 (formerly Class R5)	(8,014,023)	(118,737,007)	(5,062,848)	(71,683,742)
	(121,308,017)	$(1,786,092,495)	(125,363,141)	$(1,761,667,135)

Net change
Class A	(12,034,349)	$(176,512,388)	(9,832,404)	$(139,078,836)
Class B	(349,514)	(5,184,295)	(417,120)	(5,885,821)
Class C	(2,445,194)	(36,154,973)	(3,871,922)	(54,579,582)
Class I	49,625,330	747,176,114	55,609,476	861,946,699
Class R1	(9,075)	(136,539)	8,791	129,878
Class R2	(159,177)	(2,385,041)	(251,440)	(3,516,531)
Class R3	(324,113)	(4,810,747)	(2,127,754)	(29,372,099)
Class R4	(97,533)	(919,975)	199,059	3,052,251
Class R6 (formerly Class R5)	5,433,731	80,108,020	2,936,771	42,024,573
	39,640,106	$601,180,176	42,253,457	$674,720,532

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund, were the owners of record of approximately 3%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing

Notes to Financial Statements – continued

arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2017, the fund’s commitment fee and interest expense were $40,140 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	473,987,749	2,556,705,152	(2,478,838,026)	551,854,875

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(47,767)	$—	$4,538,526	$551,854,875

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Debt Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund (one of the series constituting the MFS Series Trust X) at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 15, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/ Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private Investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private Investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private Investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Ward Brown
Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Services, Inc. (“Broadridge”) an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median, and the Fund’s total expense ratio was lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $7.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31, 2017 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2017 and 2016, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	59,430	57,722

For the fiscal years ended July 31, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	10,451	10,303	3,301	2,785

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	1,638,483	1,800,337	0	0	99,450	149,169

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	1,873,685	2,193,194

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Emerging Markets Debt Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: September 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 15, 2017

*	Print name and title of each signing officer under his or her signature.